EXHIBIT 10

INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Post-Effective Amendment No. 37 to Registration Statement No. 2-75533 of MetLife Investors USA Separate Account A of MetLife Investors USA Insurance Company (the Company) on Form N-4 of our report dated February 22, 2002, relating to the financial statements of the Company, and our report dated April 26, 2002, relating to the financial statements of the sub-accounts of MetLife Investors USA Separate Account A, appearing in the Statement of Additional Information, which is part of such Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 30, 2002